                        TELEPHONE AND DATA SYSTEMS, INC.              EXHIBIT 21
                              LIST OF SUBSIDIARIES
                             AS OF DECEMBER 31, 1995


TELEPHONE COMPANIES

TDS Telecommunications Corporation

CENTRAL REGION - MID-CENTRAL DIVISION
     Arcadia Telephone Company
     Camden Telephone Company
     Chatham Telephone Company
     Communications Corporation of Indiana
     Communication Corporation of Michigan
     Communications Corporation of Southern Indiana
     Continental Telephone Company
     Home Telephone Company, Inc.
     The Home Telephone Company of Pittsboro, Inc.
     Island Telephone Company
     Little Miami Communications Corporation
     Oakwood Telephone Company
     Shiawassee Telephone Company
     The Vanlue Telephone Company
     Wolverine Telephone Company

CENTRAL REGION - MID-WEST DIVISION
     Arvig Telephone Company
     Badger Telecom, Inc.
     Black Earth Telephone Company, Inc.
     Bonduel Telephone Company
     Bridge Water Telephone Company
     Burlington, Brighton and Wheatland Telephone Company
     Central State Telephone Company
     Danube Telephone Company
     EastCoast Telecom, Inc.
     Grantland Telecom, Inc.
     KMP Telephone Company
     Mid-State Telephone Company
     Midway Telephone Company
     Mt. Vernon Telephone Company
     Riverside Telecom, Inc.
     Scandinavia Telephone Company
     Stockbridge & Sherwood Telephone Company, Inc.
     Tenney Telephone Company
     Waunakee Telephone Company, Inc.
     Winsted Telephone Company

                        TELEPHONE AND DATA SYSTEMS, INC.              EXHIBIT 21
                              LIST OF SUBSIDIARIES
                             AS OF DECEMBER 31, 1995

TELEPHONE COMPANIES (Cont.)

CENTRAL REGION - WESTERN DIVISION
     Arizona Telephone Company
     Asotin Telephone Company
     Cleveland County Telephone Company, Inc.
     Decatur Telephone Company
     Delta County Tele-Comm, Inc.
     Happy Valley Telephone Company
     Home Telephone Company
     Hornitos Telephone Company
     Lewis River Telephone Company
     McDaniel Telephone Company
     Mid-America Telephone Company, Inc.
     New London Telephone Company
     Oklahoma Communication Systems, Inc.
     Orchard Farm Telephone Company
     Potlatch Telephone Company
     Southwestern Telephone Company
     The Stoutland Telephone Company
     Strasburg Telephone Company
     Troy Telephone Company, Inc.
     Vernon Telephone Company
     Winterhaven Telephone Company
     Wyandotte Telephone Company

NORTHEAST REGION
     Chichester Telephone Company, Inc.
     Edwards Telephone Company, Inc.
     Hampden Telephone Company
     Hartland & St. Albans Telephone Company
     The Island Telephone Company
     Kearsarge Telephone Company
     Ludlow Telephone Company
     Mahanoy & Mahantango Telephone Company
     Meriden Telephone Company, Inc.
     Northfield Telephone Company
     Oriskany Falls Telephone Corporation
     Perkinsville Telephone Company, Inc.
     Port Byron Telephone Company
     Somerset Telephone Company
     Sugar Valley Telephone Company
     Warren Telephone Company
     West Penobscot Telephone & Telegraph Company

                        TELEPHONE AND DATA SYSTEMS, INC.              EXHIBIT 21
                              LIST OF SUBSIDIARIES
                             AS OF DECEMBER 31, 1995


TELEPHONE COMPANIES (Cont.)

SOUTHEAST REGION
     Amelia Telephone Corporation
     Barnardsville Telephone Company
     Blue Ridge Telephone Company
     Butler Telephone Company, Inc.
     Camden Telephone & Telegraph Company
     Calhoun City Telephone Company, Inc.
     Concord Telephone Exchange, Inc.
     Goshen Telephone Company
     Grove Hill Telephone Corporation
     Humphreys County Telephone Company
     Leslie County Telephone Company
     Lewisport Telephone Company
     McClellanville Telephone Company, Inc.
     New Castle Telephone Company
     Norway Telephone Company
     Oakman Telephone Company, Inc.
     Peoples Telephone Company
     Quincy Telephone Company
     St. Stephen Telephone Company
     Salem Telephone Company, Inc.
     Saluda Mountain Telephone Company
     Service Telephone Company, Inc.
     Southeast Mississippi Telephone Company, Inc.
     Tellico Telephone Company, Inc.
     Tennessee Telephone Company
     Virginia Telephone Company
     Williston Telephone Company

MANAGEMENT SERVICE COMPANIES
     Arvig Telcom, Inc.
     Arvig Cellular, Inc.
     Central Region - TSSD, Inc.
     Metroplex Communications Corporation
     Metroplex Olympia Cellular Communications Corporation
     Metroplex Portland Cellular Communications Corporation
     Metroplex RSD-7 Cellular Communications Corporation
     Metroplex Security Company
     Rural Development Acquisition Corporation
     TDSNet
     TDS Oklahoma Holdings, Inc.
     TDS Telecom N.E.R., Inc.
     Tennessee Telecommunications Service Corporation
     U.S. Link, Inc.

                        TELEPHONE AND DATA SYSTEMS, INC.              EXHIBIT 21
                              LIST OF SUBSIDIARIES
                             AS OF DECEMBER 31, 1995

SERVICE COMPANIES

     American Communications Consultants, Inc.
     American Radio Communications, Inc.
     CellVest
     CommVest, Inc.
     Integrated Communications Services, Inc.
     National Telephone & Telegraph Company
     Rudevco, Inc.
     Suttle Press, Inc.
     TCC, Incorporated
     TDS Computing Services, Inc.
     TDS Realestate Investment Corporation
     Tel Radio Communications Properties, Inc.
     Telecommunications Technologies Fund, Inc.

CABLE TV COMPANIES
     Acorn Cable Company
     TDS Cable Communications Company
     Carolina Cable T.V. Co., Inc.
     Comvideo Systems, Inc.
     Condon TV Systems, Inc.
     Interlake CableVision, Inc.
     Kearsarge Cable Communications, Inc.
     Lewisport Cable TV
     Metroplex Cable, Inc.
     21st Century T.V., Inc.
     Volunteer TV Cable Company
     Warren Cable Company

PCS COMPANIES
     American Portable Telecom, Inc.
          APT Operating Company, Inc.
          APT Alaska, Inc.
          APT Columbus, Inc.
          APT Guam, Inc.
          APT Houston, Inc.
          APT Kansas City, Inc.
          APT Minneapolis, Inc.
          APT of Pittsburgh G.P., Inc.
          APT Tampa/Orlando, Inc.

                        TELEPHONE AND DATA SYSTEMS, INC.              EXHIBIT 21
                              LIST OF SUBSIDIARIES
                             AS OF DECEMBER 31, 1995


RADIO PAGING COMPANIES

     American Paging, Inc.
     Advanced Wireless Messaging, Inc.
     American Messaging Services, LLC
     A. P. of Pennsylvania, Inc.
     American Paging, Inc. (of Arizona)
     American Paging, Inc. (of California)
     American Paging, Inc. (of Connecticut)
     American Paging, Inc. (of District of Columbia)
     American Paging, Inc. (of Florida)
     American Paging, Inc. (of Georgia)
     American Paging, Inc. (of Illinois)
     American Paging, Inc. (of Indiana)
     American Paging, Inc. (of Kentucky)
     American Paging, Inc. (of Louisiana)
     American Paging, Inc. (of Maryland)
     American Paging, Inc. (of Massachusetts)
     American Paging, Inc. (of Minnesota)
     American Paging of Missouri, Inc.
     American Paging, Inc. (of New Mexico)
     American Paging, Inc. (of New York)
     American Paging, Inc. (of North Carolina)
     American Paging, Inc. (of Ohio)
     American Paging, Inc. (of Oklahoma)
     American Paging, Inc. (of Rhode Island)
     American Paging, Inc. (of South Carolina)
     American Paging, Inc. (of Tennessee)
     American Paging, Inc. (of Texas)
     American Paging, Inc. (of Utah)
     American Paging, Inc. (of Virginia)
     American Paging, Inc. (of Wisconsin)
     American Paging Network, Inc.
     APIXUS, Inc.
     APPNOC, Inc.
     Texas Paging Transmission, Inc.

                        TELEPHONE AND DATA SYSTEMS, INC.              EXHIBIT 21
                              LIST OF SUBSIDIARIES
                             AS OF DECEMBER 31, 1995


CELLULAR COMPANIES

United States Cellular Corporation
United States Cellular Operating Company
United States Cellular Investment Company
Carry Phone, Inc.
USCC Real Estate Corporation
CellVest, Inc.
ComVest, Inc.
ILP, Inc.
Arkansas RSA #9, Inc.
California Rural Service Area #1, Inc.
California RSA #2, Inc.
California RSA #9, Inc.
Florida RSA #8, Inc.
USCOC of Florida RSA #9, Inc.
Florida RSA #10, Inc.
USCOC of Georgia RSA #1, Inc.
USCOC of Georgia RSA #14, Inc.
USCOC of Hawaii 3, Inc.
USCOC of Idaho RSA #5, Inc.
USCOC of Illinois RSA #1, Inc.
Illinois RSA #3, Inc.
USCOC of Illinois RSA #4, Inc.
Indiana RSA #1, Inc.
USCOC of Indiana RSA #2, Inc.
Indiana RSA #4, Inc.
Indiana RSA #5, Inc.
USCOC of Indiana RSA #7, Inc.
USCOC of Iowa RSA #1, Inc.
Iowa RSA #3, Inc.
Ohio State Cellular Phone Company, Inc.
Iowa RSA #9, Inc.
United States Cellular Operating Company - Des Moines
Iowa RSA #12, Inc.
Iowa 13, Inc.
USCOC of Iowa RSA #16, Inc.
Kansas RSA #5, Inc.
Kentucky RSA #1, Inc.
Kentucky RSA #2, Inc.
Kentucky RSA #3, Inc.
Kentucky RSA #9-10, Inc.
Kentucky RSA #11, Inc.
Maine RSA #1, Inc.
Maine RSA #4, Inc.
Maine RSA No. 4 Limited Partnership
USCOC of Cumberland, Inc.
Michigan RSA #4, Inc.

                        TELEPHONE AND DATA SYSTEMS, INC.              EXHIBIT 21
                              LIST OF SUBSIDIARIES
                             AS OF DECEMBER 31, 1995


CELLULAR COMPANIES (cont'd)
Mississippi RSA #9, Inc.
USCOC of Missouri RSA #1, Inc.
USCOC of Missouri RSA #5, Inc.
United States Cellular Operating Company of Columbia
USCOC of Missouri RSA #13, Inc.
Missouri #15 Rural Cellular, Inc.
Peace Valley Cellular Telephone Company
NH #1 Rural Cellular, Inc.
USCOC of New York RSA #6, Inc.
Hudson Cellular Limited Partnership
North Carolina RSA #4, Inc.
Randolph Cellular Telephone Company
North Carolina RSA No. 6, Inc.
USCOC of North Carolina RSA #7, Inc.
Ohio RSA #1, Inc.
USCOC of Ohio RSA #7, Inc.
United States Cellular Operating Company of Tulsa, Inc.
Oklahoma Opco. of RSA #8, Inc.
USCOC of Texahoma, Inc.
Texahoma Cellular Telephone Corporation
Texahoma Cellular Limited Partnership
Oklahoma #9 Rural Cellular, Inc.
USCOC of Oklahoma RSA #10, Inc.
Oregon RSA #2, Inc.
Oregon RSA #3, Inc.
Oregon RSA No. 3 Limited Partnership
USCOC of Oregon RSA #5, Inc.
Oregon RSA #6, Inc.
United States Cellular Operating Company of Williamsport
Canton Cellular Telephone Company
USCOC of Pennsylvania RSA #9, Inc.
Uniontown Cellular Telco, Inc.
Fayette-Greene Cellular Telco, Inc.
PA Rural Service Area No. 9 Limited Partnership
Block B Cellular Corporation
Laurel Highland Cellular Telephone Company
Tri-State Cellular Partnership
Pennsylvania RSA No. 10B (II) Limited Partnership
USCOC of South Carolina RSA #4, Inc.
United States Cellular Investment Co. of Nashville
Tennessee RSA #3, Inc.
Tennessee RSA #4 Sub 2, Inc.
Tennessee RSA #6 B, Inc.
United States Cellular Operating Company of Knoxville
United States Cellular Telephone Company (Greater Knoxville), L.P. Texas #20 Rural Cellular, Inc.
TDS V2B Acquisition Corp.

                        TELEPHONE AND DATA SYSTEMS, INC.              EXHIBIT 21
                              LIST OF SUBSIDIARIES
                             AS OF DECEMBER 31, 1995


CELLULAR COMPANIES (cont'd)
Lake Champlain Cellular Partnership
Vermont Independent Cellular Telephone General Partnership USCOC of Virginia RSA #2, Inc.
USCOC of Virginia RSA #4, Inc.
Virginia RSA #4, Inc.
Virginia RSA #7, Inc.
USCOC of Washington-4, Inc.
Washington RSA #5, Inc.
Western Sub-RSA Limited Partnership
McDaniel Cellular Telephone Company
USCOC of West Virginia RSA #2, Inc.
Hardy Cellular Telephone Company
Georgia RSA #13, Inc.
USCOC of Wisconsin RSA #6, Inc.
Wisconsin RSA #7, Inc.
Wisconsin RSA #8, Inc.
Wisconsin RSA General Partner, Inc.
Wisconsin RSA No. 8 Limited Partnership
United States Cellular Investment Company of Fresno, Inc.
USCIC of Colorado RSA #3, Inc.
Western Colorado Cellular, Inc.
Western Colorado Cellular of Colorado Limited Partnership
Idaho Invco of RSA #1, Inc.
Idaho RSA No. 1 Limited Partnership
Minnesota Invco of RSA #5, Inc.
Minnesota Invco of RSA #7, Inc.
Minnesota Invco of RSA #8, Inc.
Minnesota Invco of RSA #9, Inc.
Minnesota Invco of RSA #10, Inc.
Minnesota Invco of RSA #11, Inc.
USCIC of North Carolina RSA #1, Inc.
North Carolina RSA 1 Partnership
Pennsylvania Invco of RSA #5, Inc.
Pennsylvania Invco of RSA #6, Inc.
Texas Invco of RSA #6, Inc.
Community Cellular Telephone Company
Texas Invco of RSA #17, Inc.
USCIC of Seattle, Inc.
Wisconsin Invco of RSA #7, Inc.
United States Cellular Investment Company of Rockford
United States Cellular Operating Company of Atlantic City, Inc. United States Cellular Operating Company of Bangor
Bangor Cellular Telephone, L.P.
United States Cellular Operating Company of Biloxi
United States Cellular Operating Company of Cedar Rapids
Cedar Rapids Cellular Telephone, L.P.
USCOC of Charlottesville, Inc.

                        TELEPHONE AND DATA SYSTEMS, INC.              EXHIBIT 21
                              LIST OF SUBSIDIARIES
                             AS OF DECEMBER 31, 1995


CELLULAR COMPANIES (cont'd)
Charlottesville Cellular Partnership
USCOC of Corpus Christi, Inc.
United States Cellular Operating Company - Quad Cities
Davenport Cellular Telephone Company, Inc.
Davenport Cellular Telephone Company
United States Cellular Operating Company of Dubuque
Dubuque Cellular Telephone, L.P.
United States Cellular Operating Company of Evansville, Inc.
Evansville Cellular Telephone Company
United States Cellular Operating Company of Ft. Pierce
Central Florida Cellular Telephone Company, Inc.
USCOC of Gainesville, Inc.
United States Cellular Operating Company of Joplin
Joplin Cellular Telephone Company, Inc.
Tri-States Cellular Communications, Inc.
Joplin Cellular Telephone Company, L.P.
United States Cellular Operating Company of LaCrosse, Inc.
LaCrosse Cellular Telephone Company, Inc.
Lar-Tex Cellular Telephone Company, Inc.
United States Cellular Operating Company of Lewiston-Auburn
Lewiston CellTelCo Partnership
United States Cellular Operating Company of Manchester-Nashua, Inc. Manchester-Nashua Cellular Telephone, L.P.
United States Cellular Operating Company of Medford
United States Cellular Operating Company of Owensboro
Owensboro Cellular Telephone, L.P.
USCOC of Portland, Inc.
United States Cellular Operating Company of Poughkeepsie, Inc.
Dutchess County Cellular Telephone Company, Inc.
United States Cellular Operating Company of Richland
United States Cellular Operating Company of Rochester
DRGP, Inc.
Rochester Cellular Telephone Company, L.P.
USCOC of Tallahassee, Inc.
Tulsa General Partner, Inc.
United States Cellular Telephone Company (Greater Tulsa)
USCOC of Victoria, Inc.
Victoria Cellular Partnership
Victoria Cellular Corporation
United States Cellular Operating Company of Waterloo
Waterloo/Cedar Falls CellTelCo Partnership
United States Cellular Operating Company of Wausau, Inc.
Wausau Cellular Telephone Company Limited Partnership
United States Cellular Operating Company of Yakima
Yakima MSA Limited Partnership
Yakima Valley Paging Limited Partnership
United States Cellular Investment Co. of Allentown

                        TELEPHONE AND DATA SYSTEMS, INC.              EXHIBIT 21
                              LIST OF SUBSIDIARIES
                             AS OF DECEMBER 31, 1995


CELLULAR COMPANIES (cont'd)
USCIC of Amarillo, Inc.
United States Cellular Investment Company of Baton Rouge
Capitol Cellular, Inc.
CSII of Baton Rouge, Inc.
Star Cellular Communications, Inc.
Star Cellular Telephone Company, Inc.
Baton Rouge MSA Limited Partnership.
United States Cellular Investment Company of Binghamton, Inc. Cellular America Telephone Company
USCIC of Brownsville, Inc.
United States Cellular Investment Company of Eau Claire, Inc. Univeral Cellular for Eau Claire MSA, Inc.
Chibardun Cellular Telephone Corporation
Lavaca Cellular Telephone Company
United States Cellular Investment Company of Galveston
United States Cellular Investment Company of Green Bay, Inc. United States Cellular Investment Company of Huntsville, Inc. United States Cellular Investment Company of Iowa City
USCIC of Jackson, Inc.
United States Cellular Investment Company of Lafayette
United States Cellular Investment Corporation of Los Angeles USCIC of McAllen, Inc.
USCIC of Ocala, Inc.
Four D, Ltd.
United States Cellular Investment Co. of Oklahoma City, Inc. United States Cellular Investment Company of Portsmouth, Inc. United States Cellular Investment Company of Raleigh-Durham Carolina Cellular, Inc.
United States Cellular Investment Company of Santa Cruz, Inc. United States Cellular Investment Company of Sarasota
United States Cellular Investment Company of St. Cloud, Inc. United States Cellular Investment Company of Wheeling